Exhibit 99.2

3rd Quarter flash report 2011 R www.inlandwestern.com PORTFOLIO SUMMARY Total proceeds raised $4.5 billion Cost of equity raised1 $457 million Shares outstanding 482 million Total square feet managed2 44 million Number of properties managed2 306 Total investment in properties3 $5.3 billion Percent leased including signed leases 89.6% Economic occupancy 87.5% Debt to total assets 58.3% Cumulative distributions per share4 $3.89 Distributions reinvested $708 million Shares repurchased $432 million 2011 Q3 COMPANY HIGHLIGHTS • Continued strong leasing performance with the execution of 136 new and renewal leases for approximately 833,000 square feet, bringing our year to date leasing traction to over 2.8 million square feet in the retail operating portfolio. • Renewed 81 percent of the leases expiring in the third quarter 2011 within the retail operating portfolio. • Refinanced, repaid and extinguished $124.5 million in debt bringing our year to date refinancing efforts to $554.1 million. • Sold a non-core industrial property of over one million square feet for a gross sales price of $48.6 million, resulting in a gain of $12.9 million. • Partially sold a 654,200 square foot multi-tenant retail property in Austin, Texas to our RioCan joint venture for a sales price of $110.8 million resulting in net proceeds of $39.9 million. • Contributed $3.2 million to our RioCan joint venture, representing our share of the purchase price net of closing costs, for the acquisition of a multi-tenant retail property in Houston, Texas. • Increased the quarterly distribution to shareholders for the eighth consecutive quarter, declaring a third quarter 2011 distribution of $0.06375 per share totaling declared distributions for the year of over $89.2 million. • Generated $128.4 million in cash flow from operations for the nine months ended September 30, 2011. 1) No acquisition fees were paid. 2) Includes consolidated and unconsolidated properties. 3) 90% of capital raised was invested in properties, among the highest in the industry. 4) Includes the third quarter 2011 distribution declared on October 3, 2011. STRATEGY Acquire and manage a diverse national retail portfolio comprised of strategically located assets that are primarily anchored or shadow anchored by strong national and regional grocers, discount retailers and other retailers that provide basic household goods or clothing. Diversify by geography, retail property type and tenant base to reduce risk of overexposure. Manage portfolio effectively and regularly review the portfolio to identify opportunities. STRONG ANCHORS 31 12 37 28 15 8 11 27 11 21 42 Store Names # of Locations1 1) Owned and shadow anchors. 2) Includes T.J. Maxx, Marshalls, A.J. Wright and HomeGoods stores. 2 Best Buy 3.2% TJX Companies 2.4% Rite Aid 2.4% Stop & Shop 2.3% PetSmart 2.1% Ross Dress For Less 2.1% Home Depot 2.1% Bed Bath & Beyond 2.1% Kohl’s 1.9% The Sports Authority 1.8% Top Retail Tenants % of Retail Annualized Base Rent* *Based on total square feet managed. *Based on consolidated retail operating properties. *Based on GLA. CONSOLIDATED RETAIL OPERATING PORTFOLIO* TENANTS GEOGRAPHY* 11/11 Washington Oregon Arizona New Mexico Texas Oklahoma Kansas Colorado Utah Nevada California Idaho Montana North Dakota South Dakota Nebraska Minnesota Iowa Missouri Arkansas Mississippi Alabama Louisiana Florida Georgia Tennessee Wisconsin Illinois Indiana Ohio Michigan entucky New Jersey New York Conn. R.I. Mass. N.H. Maine Wyoming Pennsylvania Virginia West Delaware Vt. Carolina North Carolina Virginia Md. South K 4.0 MSF 9.8 MSF 1.8 MSF 2.0 MSF 2.3 MSF 3.2 MSF Gross Leasable Area (GLA) More than 5 million square feet (MSF) +1-5 MSF Less than 1 MSF Community Center 26% Neighborhood Center 10% Power Center 45% Lifestyle Center 9% Single User 10%

## CONSOLIDATED RETAIL OPERATING PROPERTIES LEASE EXPIRATION SCHEDULE[1]


(Square Feet)
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
1.2%
5.4%
9.5%
13.3%
11.1%
9.1%
6.6%
Average 7.7%
3.3%
5.3%
6.8%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Multi-Tenant
Single Tenant

1) Excludes month-to-month leases.

## MORTGAGE DEBT MATURITY SCHEDULE


Debt ($000s)
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2011[1]
2012
2013
2014
Paid, Refinanced, Extended & Forgiven[2]
Remaining to be Addressed

Debt maturities exclude standard amortization, net mortgage premium of $17.5 million and net mortgage discount of $2.5 million as of 12/31/10.

1) Mortgage debt status is as of 11/7/11. The 2011 debt maturities include $123.2 million of mortgages payable that had matured as of 12/31/10.
2) Includes $581.9 million of mortgages that were repaid, excluding debt forgiveness of $14.4 million, using proceeds from our senior secured credit facility, and the underlying properties were added as collateral to that facility. Three of these properties, for which the combined payoff was $41.1 million, were subsequently sold.

## DISTRIBUTION HISTORY

Since inception, the company has paid gross distributions of **$1.4 billion**.


350,000
300,000
250,000
200,000
150,000
100,000
50,000
6.0%
6.6%
6.4%
6.4%
6.4%
7.5%
2.6%
2.5%
3.6%
2003 (inception year)
2004
2005
2006
2007
2008
2009
2010
YTD (9/30/11)
Cash Flows From Operations
Gross Distributions

Yield based on the last published estimated valuation for each time period.

## CASH FLOW HISTORY AND DISTRIBUTIONS

| (in thousands) | 3 Months Ended 9/30/11 | 3 Months Ended 6/30/11 | 3 Months Ended 3/31/11 | 3 Months Ended 12/31/10 |
|---|---|---|---|---|
| Funds from Operations[1] | $ 42,422 | $ 45,144 | $ 16,371 | $ 41,013 |
| Cash Flow From Operations | $ 43,376 | $ 53,156 | $ 31,855 | $ 30,400 |
| Distribitions Declared[2] | 30,738 | 30,031 | 28,433 | 26,851 |
| Excess | $ 12,638 | 23,125 | $ 3,422 | $ 3,549 |

1) Funds from Operations is a non-GAAP measure, and is calculated as follows:

| | 3 Mo. Ended 9/30/11 | 3 Mo. Ended 6/30/11 | 3 Mo. Ended 3/31/11 | 3 Mo. Ended 12/31/10 |
|---|---|---|---|---|
| Net loss attributable to Company shareholders | $ (5,023) | $ (13,724) | $ (40,025) | $ (3,411) |
| Add: Deprection and amortization | 63,549 | 64,389 | 65,447 | 68,694 |
| Less: Gain on sales of investment properties | (13,626) | (3,104) | (6,119) | (20,687) |
| Less: Noncontrolling interests' share of depreciation related to consolidated joint ventures | (2,478) | (2,417) | (2,932) | (3,583) |
| Funds from operations | $ 42,422 | $ 45,144 | $ 16,371 | $ 41,013 |

2) Distributions for the quarter ended 9/30/11 were declared on 10/3/11.


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## AWARD WINNING MARKETING PROGRAMS BENEFIT RETAILERS AND CONSUMERS

Inland Western's marketing team partners with retailers and community groups to create one of a kind marketing programs that drive traffic, enhance retail sales and make an impact on the community. The marketing team was recognized by the International Council of Shopping Centers with 5 US MAXI Awards for its innovative events and programs in 2010. Inland Western has won 12 MAXI Awards in the last two years.


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INLAND WESTERN
Retail Real Estate Trust, Inc.

2901 BUTTERFIELD ROAD
OAK BROOK, IL 60523
www.inlandwestern.com

CONTACT
Inland Western Investor Relations
ir@inland-western.com
800.541.7661

Safe Harbor Statement Forward-looking statements are statements that are not historical including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that such forward-looking statements be subject to the safe harbors created by section 27A of the Securites Act of 1933 and Section 21E of the Securites Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the company's Annual Report on Form 10-K and each Quarterly Report filed on Form 10-Q. Inland Western Retail Real Estate Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information or future events.

The Inland name and logo are registered trademarks being used under license.

"Inland" refers to some or all of the entities that are part of The Inland Real Estate Group of Companies, Inc., a company that is comprised of separate legal entities, some of which may be subsidiaries of the same entity, affiliates of each other, share some common ownership or were previously sponsored by Inland Real Estate Investment Corporation. The companies depicted in the photographs and logos herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of Inland Western Retail Real Estate Trust, Inc. by the companies. Further, none of these companies are affiliated with Inland Western Retail Real Estate Trust, Inc. in any manner other than being a tenant in properties owned by Inland Western Retail Real Estate Trust, Inc.